SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
21. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the issuance date of the financial statements.

In the first quarter of 2018, the Company acquired certain project companies from ReneSola Zhejiang Ltd. for total cash consideration of US$ 10.75 million for power generation purpose. Total net assets of the companies acquired was US$ 10.74 million. The transactions will be treated as transfer of assets under common control and recorded at carrying value prospectively. The difference between the carrying value of the net assets and the consideration paid will be recorded in equity.

In April 2018, one of the Company’s China subsidiaries, and the subsidiary’s wholly owned subsidiary- Zhejiang Yuhui Investment entered into an investment agreement with a third party. According to the agreement, the subsidiary and the third party will inject cash consideration of RMB150 million (US$23.8 million) and RMB200 million (US$31.7 million) in Zhejiang Yuhui Investment, respectively. Zhejiang Yuhui Investment is the holding company of the project assets in China for self-power generation business. After the cash injection, the subsidiary and the third party will own 59.87% and 40.13% of equity interests in Zhejiang Yuhui Investment respectively. Upon the completion of the investment, the Company will still indirectly control Zhejiang Yuhui Investment. In addition, according to the agreement, if the net profit of Zhejiang Yuhui Investment for the first quarter of 2018 does not reach RMB10 million (US$1.6 million), the subsidiary has to pay cash to Zhejiang Yuhui Investment to compensate for the deficit. As of the issuance date of these financial statements, the investment has not completed.